Exhibit 99

Chemed Reports Second-Quarter 2018 Results - Earnings Guidance Increased

CINCINNATI--(BUSINESS WIRE)--July 25, 2018--Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2018, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.4% to $442 million
  GAAP Diluted Earnings-per-Share (EPS) of $3.27
  Adjusted Diluted EPS of $2.81, an increase of 30.7%

VITAS segment operating results:

  Net Patient Revenue of $297 million, an increase of 4.2%
  Average Daily Census (ADC) of 17,643, an increase of 7.6%
  Admissions of 16,858, an increase of 3.4%
  Net Income, excluding special items, of $31.8 million, an increase of 25.6%
  Adjusted EBITDA of $43.1 million, an increase of 1.2%

Roto-Rooter segment operating results:

  Revenue of $145 million, an increase of 11.3%
  Net Income of $25.3 million, an increase of 48.3%
  Adjusted EBITDA of $36.5 million, an increase of 19.8%
  Adjusted EBITDA margin of 25.2%, an increase of 179-basis points

Effective January 1, 2018, the Financial Accounting Standards Board (FASB) mandated changes in revenue recognition under Generally Accepted Accounting Principles (GAAP). For Chemed, the accounting standard mandated reclassification of certain costs within the 2018 income statement when compared to prior-year formats. These reclassifications do not impact EBITDA, Adjusted EBITDA, pretax income or net income. This accounting standard has been adopted on a modified retrospective basis, meaning prior-year results are not reclassified and are reported using historical revenue recognition accounting standards.

This resulted in the reclassification of net room and board expenses associated with certain patients residing in nursing homes to be reclassified from cost of services to revenue, effectively reducing VITAS’ second quarter 2018 revenue and cost of sales by $2.7 million. In addition, uncollectable accounts receivable, commonly referred to as bad debt expense, historically has been included in selling, general and administrative expenses for VITAS and Roto-Rooter, are now netted against service revenue and sales.

The discussion of operating results below does recast net room and board and estimated uncollectable receivables in the second quarter of 2017 to facilitate analysis of operating results in a format consistent with the 2018 revenue recognition accounting standard.

VITAS

VITAS net revenue was $297 million in the second quarter of 2018, which is an increase of 6.3%, when compared to the prior-year period. This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase of approximately 0.6%; a 7.6% increase in average daily census; and a Medicare Cap liability that reduced revenue growth by 0.1%. This growth is partially offset by acuity mix shift that negatively impacted revenue growth 1.6% when compared to the prior-year period.

In the second quarter of 2018, VITAS accrued $536,000 in Medicare Cap billing limitations. At June 30, 2018, VITAS had 30 Medicare provider numbers, two of which have a current estimated 2018 Medicare Cap billing limitation liability of approximately $971,000.

Of VITAS’ 30 Medicare provider numbers, 26 provider numbers have a Medicare Cap cushion of 10% or greater, two provider numbers have a cap cushion between 5% and 10% and two provider numbers have a Medicare Cap billing limitation for the 2018 Medicare Cap period.

Average revenue per patient per day in the quarter was $188.69, which is 1.2% below the prior-year period. Reimbursement for routine home care and high acuity care averaged $164.51 and $707.96, respectively. During the quarter, high acuity days-of-care were 4.5% of total days of care, 53-basis points less than the prior-year quarter.

The second quarter of 2018 gross margin, excluding Medicare Cap, was 21.6%, which is a 54-basis point decline when compared to the second quarter of 2017.

Selling, general and administrative expense was $20.7 million in the second quarter of 2018, which is a favorable decline of 2.9% compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $43.6 million in the quarter, an increase of 1.9%. Adjusted EBITDA margin, excluding Medicare Cap, was 14.7% in the quarter which is a 64-basis point decline when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $145 million for the second quarter of 2018, an increase of $15.4 million, or 11.9%, over the prior-year quarter. Revenue from the water restoration service segment totaled $24.8 million, an increase of $3.9 million, or 18.4%, when compared to the prior-year quarter.

Commercial drain cleaning revenue increased 9.7%, commercial plumbing and excavation increased 8.8% and commercial water restoration grew 9.9%. Overall, commercial revenue increased 8.8%.

Residential drain cleaning increased 12.5%, plumbing and excavation increased 15.4% and residential water restoration expanded 19.6%. Aggregate residential sales increased 15.1%.

Roto-Rooter’s gross margin in the quarter was 49.9%, an 89-basis point increase when compared to the second quarter of 2017. Adjusted EBITDA in the second quarter of 2018 totaled $36.5 million, an increase of 19.8%. The Adjusted EBITDA margin in the quarter was 25.2% which is a 179-basis point improvement over the prior year.

Chemed Consolidated

As of June 30, 2018, Chemed had total cash and cash equivalents of $13 million and debt of $103 million.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points. At June 30, 2018, the Company had approximately $310 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 10,000 shares of Chemed stock for $3.2 million which equates to a cost per share of $317.86. On March 6, 2018, Chemed’s Board of Directors authorized an additional $150 million for stock repurchase under Chemed’s existing share repurchase program. As of June 30, 2018, there was approximately $121 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007. Since that time Chemed has repurchased 13.6 million shares, aggregating over $1.0 billion at an average share cost of $76.75. Including dividends over this period, Chemed has returned over $1.2 billion to shareholders.

Guidance for 2018

Revenue growth for VITAS in 2018, prior to Medicare Cap, is estimated to be in the range of 4.0% to 5.0%. Admissions are estimated to expand approximately 4.5% to 5.0% and Average Daily Census in 2018 is estimated to expand approximately 6.5% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.9%. We are currently estimating $2.5 million for Medicare Cap billing limitations in the second half of the 2018 calendar year.

Roto-Rooter is forecasted to achieve full-year 2018 revenue growth of 12.0% to 13.0%. This revenue estimate is based upon increased job pricing of approximately 2%, continued growth in core plumbing and drain cleaning services as well as revenue growth from water restoration services. Roto-Rooter’s adjusted EBITDA margin for 2018 is estimated at 24.0%.

Based upon the above, full-year 2018 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $11.35 to $11.55. This compares to Chemed’s 2017 reported adjusted earnings per diluted share of $8.43. This 2018 guidance assumes an effective corporate tax rate of 25.5%.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, July 26, 2018, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The participant passcode/Conference ID is 7691818. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 7691818. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 17,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Service revenues and sales	$441,813	$415,059	$880,989	$820,923
Cost of services provided and goods sold	305,741	285,852	610,277	570,992
Selling, general and administrative expenses (aa)	68,297	68,654	137,297	138,112
Depreciation	9,718	8,833	18,985	17,726
Amortization	34	32	61	78
Other operating (income)/expenses	(118)	90,636	(169)	91,509
Total costs and expenses	383,672	454,007	766,451	818,417
Income/(loss) from operations	58,141	(38,948)	114,538	2,506
Interest expense	(1,524)	(1,121)	(2,731)	(2,116)
Other income--net (bb)	1,038	1,653	2,056	4,116
Income/(loss) before income taxes	57,655	(38,416)	113,863	4,506
Income taxes	(2,684)	16,760	(13,896)	3,682
Net income/(loss)	$54,971	$(21,656)	$99,967	$8,188

Earnings Per Share
Net income/(loss)	$3.43	$(1.35)	$6.22	$0.51
Average number of shares outstanding	16,035	16,010	16,067	16,114

Diluted Earnings Per Share
Net income/(loss)	$3.27	$(1.35)	$5.93	$0.49
Average number of shares outstanding	16,811	16,010	16,854	16,758

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
SG&A expenses before long-term incentive compensation, expenses related to the OIG investigation and the impact of market value adjustments related to deferred compensation plans	$66,296	$64,018	$132,517	$127,750
Long-term incentive compensation	1,222	956	3,142	1,917
Market value adjustments related to deferred compensation plans	779	1,587	1,638	4,202
Expenses related to the OIG investigation	-	2,093	-	4,243
Total SG&A expenses	$68,297	$68,654	$137,297	$138,112

(bb)	Other income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Market value adjustments related to deferred compensation plans	$779	$1,587	$1,638	$4,202
Interest income	259	161	417	245
Loss on disposal of property and equipment	-	(98)	-	(334)
Other	-	3	1	3
Total other income--net	$1,038	$1,653	$2,056	$4,116

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2018	2017
Assets
Current assets
Cash and cash equivalents	$12,668	$13,753
Accounts receivable less allowances	119,206	117,906
Inventories	5,696	5,618
Prepaid income taxes	19,666	4,537
Prepaid expenses	16,205	14,678
Total current assets	173,441	156,492
Investments of deferred compensation plans held in trust	67,573	58,579
Properties and equipment, at cost less accumulated depreciation	145,903	140,209
Identifiable intangible assets less accumulated amortization	55,250	54,737
Goodwill	478,202	472,897
Deferred income taxes	-	20,593
Other assets	7,845	6,767
Total Assets	$928,214	$910,274

Liabilities
Current liabilities
Accounts payable	$48,236	$49,154
Current portion of long-term debt	-	10,000
Income taxes	-	3,815
Accrued insurance	42,826	44,905
Accrued compensation	49,372	48,082
Accrued legal	823	92,502
Other current liabilities	25,159	20,142
Total current liabilities	166,416	268,600
Deferred income taxes	18,811	-
Long-term debt	103,400	115,000
Deferred compensation liabilities	66,154	57,811
Other liabilities	17,042	15,780
Total Liabilities	371,823	457,191

Stockholders' Equity
Capital stock	35,141	34,470
Paid-in capital	744,228	661,553
Retained earnings	1,129,289	957,941
Treasury stock, at cost	(1,354,538)	(1,203,077)
Deferred compensation payable in Company stock	2,271	2,196
Total Stockholders' Equity	556,391	453,083
Total Liabilities and Stockholders' Equity	$928,214	$910,274

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2018	2017
Cash Flows from Operating Activities
Net income	$99,967	$8,188
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,046	17,804
Stock option expense	7,305	6,055
Noncash long-term incentive compensation	2,942	1,783
Provision/(benefit) for deferred income taxes	2,173	(34,876)
Noncash directors' compensation	766	766
Amortization of restricted stock awards	446	638
Amortization of debt issuance costs	288	258
Provision for uncollectible accounts receivable	-	8,250
Potential litigation settlement	-	90,000
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
(Increase)/decrease in accounts receivable	(6,057)	5,804
(Increase)/decrease in inventories	(362)	137
Increase in prepaid expenses	(113)	(1,573)
Decrease in accounts payable and other current liabilities	(14,909)	(6,931)
Change in current income taxes	10,136	2,982
Increase in other assets	(5,667)	(4,152)
Increase in other liabilities	4,889	3,754
Other sources	186	1,437
Net cash provided by operating activities	121,036	100,324
Cash Flows from Investing Activities
Capital expenditures	(23,872)	(28,133)
Business combinations, net of cash acquired	(1,875)	(525)
Other sources	533	87
Net cash used by investing activities	(25,214)	(28,571)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	358,350	135,800
Payments on revolving line of credit	(281,150)	(115,800)
Purchases of treasury stock	(84,304)	(85,063)
Payments on other long-term debt	(75,000)	(3,750)
Capital stock surrendered to pay taxes on stock-based compensation	(21,022)	(5,716)
Proceeds from exercise of stock options	20,209	10,398
Dividends paid	(9,016)	(8,396)
Debt issuance costs	(968)	-
Decrease in cash overdrafts payable	(711)	(1,090)
Other (uses)/sources	(663)	307
Net cash used by financing activities	(94,275)	(73,310)
Increase/(Decrease) in Cash and Cash Equivalents	1,547	(1,557)
Cash and cash equivalents at beginning of year	11,121	15,310
Cash and cash equivalents at end of period	$12,668	$13,753

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2018 AND 2017
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Service revenues and sales	$296,799	$145,014	$-	$441,813
Cost of services provided and goods sold	233,073	72,668	-	305,741
Selling, general and administrative expenses (a)	20,702	35,909	11,686	68,297
Depreciation	5,050	4,628	40	9,718
Amortization	-	34	-	34
Other operating (income)/expense	(67)	(51)	-	(118)
Total costs and expenses	258,758	113,188	11,726	383,672
Income/(loss) from operations	38,041	31,826	(11,726)	58,141
Interest expense	(53)	(92)	(1,379)	(1,524)
Intercompany interest income/(expense)	3,124	1,739	(4,863)	-
Other income/(expense)—net	238	21	779	1,038
Income/(loss) before income taxes	41,350	33,494	(17,189)	57,655
Income taxes (a)	(9,565)	(8,196)	15,077	(2,684)
Net income/(loss)	$31,785	$25,298	$(2,112)	$54,971

2017
Service revenues and sales	$284,710	$130,349	$-	$415,059
Cost of services provided and goods sold	219,769	66,083	-	285,852
Selling, general and administrative expenses (b)	24,531	33,763	10,360	68,654
Depreciation	4,741	4,070	22	8,833
Amortization	-	32	-	32
Other operating expenses	90,636	-	-	90,636
Total costs and expenses	339,677	103,948	10,382	454,007
Income/(loss) from operations	(54,967)	26,401	(10,382)	(38,948)
Interest expense	(53)	(87)	(981)	(1,121)
Intercompany interest income/(expense)	2,826	1,346	(4,172)	-
Other income/(expense)—net	71	(4)	1,586	1,653
Income/(loss) before income taxes	(52,123)	27,656	(13,949)	(38,416)
Income taxes (b)	19,869	(10,598)	7,489	16,760
Net income/(loss)	$(32,254)	$17,058	$(6,460)	$(21,656)

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2018 AND 2017
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Service revenues and sales	$588,813	$292,176	$-	$880,989
Cost of services provided and goods sold	460,329	149,948	-	610,277
Selling, general and administrative expenses (a)	41,213	72,006	24,078	137,297
Depreciation	9,846	9,072	67	18,985
Amortization	-	61	-	61
Other operating income	(84)	(85)	-	(169)
Total costs and expenses	511,304	231,002	24,145	766,451
Income/(loss) from operations	77,509	61,174	(24,145)	114,538
Interest expense	(104)	(184)	(2,443)	(2,731)
Intercompany interest income/(expense)	6,218	3,417	(9,635)	-
Other income/(expense)—net	380	37	1,639	2,056
Income/(loss) before income taxes	84,003	64,444	(34,584)	113,863
Income taxes (a)	(20,203)	(16,208)	22,515	(13,896)
Net income/(loss)	$63,800	$48,236	$(12,069)	$99,967

2017
Service revenues and sales	$567,026	$253,897	$-	$820,923
Cost of services provided and goods sold	441,446	129,546	-	570,992
Selling, general and administrative expenses (b)	48,825	67,223	22,064	138,112
Depreciation	9,519	8,054	153	17,726
Amortization	14	64	-	78
Other operating expenses	91,509	-	-	91,509
Total costs and expenses	591,313	204,887	22,217	818,417
Income/(loss) from operations	(24,287)	49,010	(22,217)	2,506
Interest expense	(108)	(185)	(1,823)	(2,116)
Intercompany interest income/(expense)	5,528	2,656	(8,184)	-
Other income/(expense)—net	(9)	(77)	4,202	4,116
Income/(loss) before income taxes	(18,876)	51,404	(28,022)	4,506
Income taxes (b)	7,219	(19,722)	16,185	3,682
Net income/(loss)	$(11,657)	$31,682	$(11,837)	$8,188

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Net income/(loss)	$31,785	$25,298	$(2,112)	$54,971
Add/(deduct):
Interest expense	53	92	1,379	1,524
Income taxes	9,565	8,196	(15,077)	2,684
Depreciation	5,050	4,628	40	9,718
Amortization	-	34	-	34
EBITDA	46,453	38,248	(15,770)	68,931
Add/(deduct):
Intercompany interest expense/(income)	(3,124)	(1,739)	4,863	-
Interest income	(237)	(22)	-	(259)
Amortization of stock awards	37	35	83	155
Medicare cap sequestration adjustment	185	-	-	185
Accrued litigation settlement	(204)	-	-	(204)
Stock option expense	-	-	3,652	3,652
Long-term incentive compensation	-	-	1,222	1,222
Adjusted EBITDA	$43,110	$36,522	$(5,950)	$73,682

2017
Net income/(loss)	$(32,254)	$17,058	$(6,460)	$(21,656)
Add/(deduct):
Interest expense	53	87	981	1,121
Income taxes	(19,869)	10,598	(7,489)	(16,760)
Depreciation	4,741	4,070	22	8,833
Amortization	-	32	-	32
EBITDA	(47,329)	31,845	(12,946)	(28,430)
Add/(deduct):
Intercompany interest expense/(income)	(2,826)	(1,346)	4,172	-
Interest income	(149)	(12)	-	(161)
Accrued litigation settlement	90,000	-	-	90,000
Expenses related to OIG investigation	2,093	-	-	2,093
Program closure expenses	636	-	-	636
Medicare cap sequestration adjustment	105	-	-	105
Amortization of stock awards	71	66	166	303
Advertising cost adjustment	-	(272)	-	(272)
Expenses related to litigation settlements	-	213	-	213
Stock option expense	-	-	3,054	3,054
Long-term incentive compensation	-	-	956	956
Adjusted EBITDA	$42,601	$30,494	$(4,598)	$68,497

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2018 AND 2017
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2018
Net income/(loss)	$63,800	$48,236	$(12,069)	$99,967
Add/(deduct):
Interest expense	104	184	2,443	2,731
Income taxes	20,203	16,208	(22,515)	13,896
Depreciation	9,846	9,072	67	18,985
Amortization	-	61	-	61
EBITDA	93,953	73,761	(32,074)	135,640
Add/(deduct):
Intercompany interest expense/(income)	(6,218)	(3,417)	9,635	-
Interest income	(380)	(37)	-	(417)
Amortization of stock awards	107	100	239	446
Medicare cap sequestration adjustment	537	-	-	537
Stock option expense	-	-	7,305	7,305
Accrued litigation settlement	(204)	-	-	(204)
Long-term incentive compensation	-	-	3,142	3,142
Adjusted EBITDA	$87,795	$70,407	$(11,753)	$146,449

2017
Net income/(loss)	$(11,657)	$31,682	$(11,837)	$8,188
Add/(deduct):
Interest expense	108	185	1,823	2,116
Income taxes	(7,219)	19,722	(16,185)	(3,682)
Depreciation	9,519	8,054	153	17,726
Amortization	14	64	-	78
EBITDA	(9,235)	59,707	(26,046)	24,426
Add/(deduct):
Intercompany interest expense/(income)	(5,528)	(2,656)	8,184	-
Interest income	(219)	(26)	-	(245)
Accrued litigation settlement	90,000	-	-	90,000
Medicare cap sequestration adjustment	105	-	-	105
Program closure expenses	1,509	-	-	1,509
Expenses related to OIG investigation	4,243	-	-	4,243
Amortization of stock awards	148	136	354	638
Advertising cost adjustment	-	(545)	-	(545)
Expenses related to litigation settlements	-	213	-	213
Stock option expense	-	-	6,055	6,055
Long-term incentive compensation	-	-	1,917	1,917
Adjusted EBITDA	$81,023	$56,829	$(9,536)	$128,316

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income/(loss) as reported	$54,971	$(21,656)	$99,967	$8,188

Add/(deduct) after-tax cost of:
Excess tax benefits on stock compensation	(11,702)	(2,643)	(15,500)	(6,338)
Stock option expense	2,900	1,931	5,791	3,828
Long-term incentive compensation	1,003	604	2,502	1,212
Accrued litigation settlement	(152)	55,800	(152)	55,800
Medicare cap sequestration adjustments	138	65	401	65
Expenses of OIG investigation	-	1,292	-	2,620
Program closure expenses	-	385	-	898
Expenses related to litigation settlements	-	129	-	129
Adjusted net income	$47,158	$35,907	$93,009	$66,402

Diluted Earnings Per Share As Reported
Net income/(loss)	$3.27	$(1.35)	$5.93	$0.49
Average number of shares outstanding	16,811	16,010	16,854	16,758

Adjusted Diluted Earnings Per Share
Adjusted net income	$2.81	$2.15	$5.52	$3.96
Average number of shares outstanding	16,811	16,702	16,854	16,758

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018 AND 2017
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2018	2017	2018	2017
Net revenue ($000) (c)
Homecare	$250,381	$229,948	$491,412	$454,147
Inpatient	20,077	21,316	42,186	44,562
Continuous care	30,513	31,699	61,279	64,556
Other	1,998	1,994	3,740	4,008
Subtotal	$302,969	$284,957	$598,617	$567,273
Room and board, net	(2,675)	-	(5,294)	-
Contractual allowances	(2,959)	-	(5,792)	-
Medicare cap allowance	(536)	(247)	1,282	(247)
Net Revenue	$296,799	$284,710	$588,813	$567,026
Net revenue as a percent of total before Medicare cap allowance
Homecare	82.6%	80.7%	82.1%	80.1%
Inpatient	6.6	7.5	7.0	7.9
Continuous care	10.1	11.1	10.2	11.4
Other	0.7	0.7	0.7	0.6
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.9)	-	(0.9)	-
Contractual allowances	(1.0)	-	(1.0)	-
Medicare cap allowance	(0.1)	(0.1)	0.3	-
Net Revenue	98.0%	99.9%	98.4%	100.0%
Average daily census ("ADC") (days)
Homecare	13,583	12,446	13,375	12,368
Nursing home	3,275	3,135	3,245	3,093
Routine homecare	16,858	15,581	16,620	15,461
Inpatient	318	343	335	360
Continuous care	467	474	473	489
Total	17,643	16,398	17,428	16,310

Total Admissions	16,858	16,311	35,137	33,874
Total Discharges	16,474	16,124	34,054	33,344
Average length of stay (days)	89.0	85.2	88.4	87.1
Median length of stay (days)	17.0	16.0	16.0	16.0
ADC by major diagnosis
Cerebro	36.2%	34.8%	36.4%	34.7%
Neurological	18.6	19.5	18.6	19.6
Cardio	16.6	16.5	16.4	16.5
Cancer	13.9	14.9	13.9	15.0
Respiratory	8.3	7.9	8.2	7.9
Other	6.4	6.4	6.5	6.3
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	21.7%	21.4%	22.2%	21.7%
Neurological	11.1	10.7	11.2	10.8
Cardio	15.6	15.1	15.6	15.1
Cancer	30.5	31.5	29.2	30.4
Respiratory	10.8	10.2	11.3	11.0
Other	10.3	11.1	10.5	11.0
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (d)
Routine homecare	52.6%	52.8%	52.4%	52.1%
Inpatient	4.2	3.7	5.9	4.8
Continuous care	17.3	18.0	17.5	16.8
Homecare margin drivers (dollars per patient day)
Labor costs	$57.67	$56.55	$58.14	$57.58
Combined drug, home medical equipment and medical supplies cost	14.39	14.51	14.43	14.82
Inpatient margin drivers (dollars per patient day)
Labor costs	$380.94	$377.13	$371.44	$373.41
Continuous care margin drivers (dollars per patient day)
Labor costs	$575.36	$583.87	$571.41	$587.39
Bad debt expense as a percent of revenues	1.0%	1.1%	1.0%	1.1%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	31.9	34.5	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	25.6	28.0	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018 AND 2017
(unaudited)

(a)	Included in the results of operations for 2018 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2018
		VITAS	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(185)	$-	$(185)
	Selling, general and administrative expenses:
	Stock option expense	-	(3,652)	(3,652)
	Long-term incentive compensation	-	(1,222)	(1,222)
	Other operating expenses:
	Accrued litigation settlement	204	-	204
	Pretax impact on earnings	19	(4,874)	(4,855)
	Excess tax benefits on stock compensation	-	11,702	11,702
	Income tax benefit on the above	(5)	971	966
	After-tax impact on earnings	$14	$7,799	$7,813

		Six Months Ended June 30, 2018
		VITAS	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(537)	$-	$(537)
	Selling, general and administrative expenses:
	Stock option expense	-	(7,305)	(7,305)
	Long-term incentive compensation	-	(3,142)	(3,142)
	Other operating expenses:
	Accrued litigation settlement	204	-	204
	Pretax impact on earnings	(333)	(10,447)	(10,780)
	Excess tax benefits on stock compensation	-	15,500	15,500
	Income tax benefit on the above	84	2,154	2,238
	After-tax impact on earnings	$(249)	$7,207	$6,958

(b)	Included in the results of operations for 2076 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(105)	$-	$-	$(105)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(2,093)	-	-	(2,093)
	Expenses related to litigation settlements	-	(213)	-	(213)
	Stock option expense	-	-	(3,054)	(3,054)
	Long-term incentive compensation	-	-	(956)	(956)
	Other operating expenses:
	Accrued litigation settlement	(90,000)	-	-	(90,000)
	Program closure expenses	(636)	-	-	(636)
	Pretax impact on earnings	(92,834)	(213)	(4,010)	(97,057)
	Excess tax benefits on stock compensation	-	-	2,643	2,643
	Income tax benefit on the above	35,292	84	1,475	36,851
	After-tax impact on earnings	$(57,542)	$(129)	$108	$(57,563)

		Six Months Ended June 30, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(105)	$-	$-	$(105)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(4,243)	-	-	(4,243)
	Expenses related to litigation settlements	-	(213)	-	(213)
	Stock option expense	-	-	(6,055)	(6,055)
	Long-term incentive compensation	-	-	(1,917)	(1,917)
	Other operating expenses:
	Accrued litigation settlement	(90,000)	-	-	(90,000)
	Program closure expenses	(1,509)	-	-	(1,509)
	Pretax impact on earnings	(95,857)	(213)	(7,972)	(104,042)
	Excess tax benefits on stock compensation	-	-	6,338	6,338
	Income tax benefit on the above	36,474	84	2,932	39,490
	After-tax impact on earnings	$(59,383)	$(129)	$1,298	$(58,214)

(c)

VITAS has 12 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 15 small (less than 200 ADC) hospice programs. Of VITAS' 30 unique Medicare provider numbers, 28 provider numbers have a Medicare cap cushion of 5% or greater during the first six months of the current cap year and two provider number have a Medicare cap liability.

(d)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901